UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2007

PHOTOMEDEX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-11635	59-2058100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

147 Keystone Drive Montgomeryville, Pennsylvania	18936
(Address of principal executive offices)	(Zip Code)

(215) 619-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2007 Annual Meeting of Stockholders of PhotoMedex, Inc. (the “Company”) held on June 26, 2007 (the “Annual Meeting”), the stockholders of the Company approved an amendment to the Company’s 2005 Equity Compensation Plan (the “2005 Plan”). The amendment increased the number of shares of common stock of the Company reserved for issuance under the 2005 Plan from 3,160,000 shares to 6,160,000 shares.

Under the terms of the 2005 Plan, the Company’s executive officers, other key employees and independent consultants are eligible to receive grants of options, stock appreciation rights, stock purchase rights, restricted stock and unrestricted stock at the discretion of a committee established by the Board of Directors to administer the 2005 Plan. The general purposes of the 2005 Plan are to attract and retain competent executive officers, key employees, and independent consultants, and also to promote the increased ownership of common stock among Company executives and key employees in order to increase their proprietary interest in Company business.

In addition, at the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s 2000 Non-Employee Director Stock Option Plan (the “2000 Plan”). The amendment increased the number of shares of common stock of the Company reserved for issuance under the 2000 Plan from 1,400,000 shares to 2,100,000 shares.

Under the terms of the 2000 Plan, each of the Company’s non-employee directors is automatically granted an award of 35,000 stock options on January 1 of every year. The general purposes of the 2000 Plan are to attract and retain the best available persons to serve on the Company’s Board of Directors and to promote the success of the Company’s business by creating a mutuality of interest between Company directors and shareholders via the grant of options to purchase Company common stock.

Copies of the 2005 Plan and 2000 Plan, as amended, are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 75,000,000 shares to 100,000,000 shares.

A copy of the Certificate of Amendment to the Company’s Certificate of Incorporation is filed herewith as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) EXHIBITS.

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of PhotoMedex, Inc., dated June 26, 2007.

10.1	Amended and Restated 2005 Equity Compensation Plan of PhotoMedex, Inc., dated June 26, 2007.

10.2	Amended and Restated 2000 Non-Employee Director Stock Option Plan of PhotoMedex, Inc, dated June 26, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOTOMEDEX, INC.

	By:	/s/ Jeffrey F. O’Donnell
Jeffrey F. O’Donnell
Chief Executive Officer

Dated: July 2, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of PhotoMedex, Inc., dated June 26, 2007.

10.1	Amended and Restated 2005 Equity Compensation Plan of PhotoMedex, Inc., dated June 26, 2007.

10.2	Amended and Restated 2000 Non-Employee Director Stock Option Plan of PhotoMedex, Inc, dated June 26, 2007.